FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (the "Agreement") is made effective as of this 4th day of September, 2013 (the "Effective Date"), by and between **PANACHE BEVERAGE INC.**, a Delaware Corporation as successor in interest by merger to Panache Beverage, Inc.,("Borrower"), **ALIBI NYC, LLC**, a New York limited liability company ("Alibi"), **PANACHE USA, LLC**, a New York limited liability company ("Panache USA"), **ALCHEMY INTERNATIONAL, LLC**, a New York limited liability company ("Alchemy"), **MIS BEVERAGE HOLDINGS, LLC**, a New York limited liability company ("MIS"), **JAMES DALE** ("Dale"), **AGATA PODEDWORNY** ("Podedworny"), **SJOERD DE JONG** ("De Jong") and **PANACHE DISTILLERY, LLC**, a Florida limited liability company ("Panache Distillery"); AND **CONSILIUM CORPORATE RECOVERY MASTER FUND, LLC** a limited company existing under the laws of the Caymen Islands (the " Lender")

WITNESSETH

(A) Borrower has heretofore executed and delivered to Lender certain loan documents described below (hereafter the "Loan Documents"):

(i) a Promissory Note payable to the Lender dated as of December 21, 2012 in the amount of Two Million One Hundred Thousand Dollars ($2,100,000.00), hereafter the " $2,100,000 Note" and with the security and loan documents granted there-under hereinafter referred to as the "$2,100,000 Loan" ;

(ii) a Promissory Note payable to the Lender in the amount of Four Million Dollars ($4,000,000.00) dated as of even date herewith, hereafter the " $4,000,000 Note" and with the security and loan documents executed there-under, hereinafter referred to as the "$4,100,000 Loan ;

(iii) a Loan Agreement dated as of December 21, 2012 between Borrower, Lender, Dale Podedworny, De Jong and MIS (sometimes hereinafter referred to as the "Original Loan Agreement") which Original Loan Agreement has been modified as of even date by document entitled Amended and Restated Loan Agreement (hereinafter referred to as the "Amended Loan Agreement") which includes all parties as aforedescribed in the Original Loan Agreement dated as of December 21, 2013, plus an additional party; to wit, Panache Distillery.

(iv) UCC 1 financing statements granting a security interest in the " Collateral" as that term is referenced in the Loan Agreement and the Amended Loan Agreement

(v) Dale, MIS, Alchemy and De Jong have hereto executed Stock Pledge Agreements (the "Trademark Pledges") dated as of December 21, 2012 securing the obligations of Borrower under the $2,100,000.00 Note and the Original Loan Agreement.

(vi) Dale, Podedworny and Borrower have executed Pledge and Security Agreements dated as of December 21, 2012 wherein they have pledged their respective interest in Panache USA, LLC, Panache, LLC, Alibi NYC and Alchemy.

(vii) Alibi and Panache LLC have executed Trademark, Assignment and Security Agreements in which they have pledged their interest in certain trademarks to Lender in connection with the $2,100,000.00 Loan and which agreements have been amended as of even date to include reference to the Amended Loan Agreement. In addition Alibi, Alchemy , Borrower, Panache LLC have executed a Trademark Assignment and Security Agreement as security for the $2,100,000 Loan which has been amended and restated as of even date to include reference to the $4,000,000 Note.

(viii) Alchemy, Panache and Alibi have executed Limited Guaranties in favor of the Lender as security for the $2,100,000.00 Loan.

(ix) Panache has executed a Pledge Agreement pledging all their right, title and interest in and to Panache Distillery.

(x) Panache Distillery has granted a second mortgage lien on the realty described on Exhibit "A" (the "Distillery Real Property") in favor of the Lender securing the $4,000,000.00 Loan and the $2,100,000.00 Loan (the "Distillery Mortgage") as well as a Conditional Assignment of the to be executed Asset Purchase Agreement for the purchase of a distillery .

(xi) Panache Distillery has granted a UCC-1 Financing Statement covering all personal property assets of Panache Distillery described on Exhibit "B" (the "FF&E") in favor of the Lender securing the $2,100,000.00 Loan and the $4,000,000.00 Loan (the "Distillery UCC-1").

(xii) Panache Distillery has executed a Pledge and Security Agreement pledging the assignment of depository agreement and operating account with respect to all proceeds which have been unfunded with respect to the $4,000,000.00 Loan.

(xiii) Panache Distillery has executed its Corporate Guaranty guarantying both the $4,000,000.00 Loan and the $2,100,000.00 Loan.

(xiv) An Omnibus Modification Agreement amending all of the aforesaid loan documents and providing for them to be cross defaulted and cross collateralized.

(C) The purpose of this First Amendment is to set forth the facts with respect to the $2,100,000 Loan and the $4,000,000 Loan and to reconfirm that all of the Loan Documents as aforedescribed, plus any other ancillary documents issued on connection with the consummation of the $4,000,000 Loan and the $2,100,000 Loan (collectively the "Loans"), are all in full force and effect.

NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other mutual considerations, the receipt and sufficiency which is acknowledged, the parties by their execution hereof agree as follows:

1. **Recitals**. All Recitals as contained above are incorporated herein and are deemed to be true and correct in all respects.

2. **Distillery Section**. Panache Distillery will acquire real property described on Exhibit "A" appended hereto, and personal property described on Exhibit "B" appended hereto, which constitutes furniture, fixture and equipment utilized in connection with said Distillery, all of which Property is used as a working distillery (the "Distillery"). Panache Distillery has granted to Lender the Distillery Mortgage encumbering the land comprising the Distillery and the Distillery UCC-1 encumbering the personal property as described on Exhibit "B".

Issues have arisen with respect to the holder of a $3,500,000 purchase money mortgage encumbering the Distillery and all personal property located thereon and in order to effectuate the consummation of the transaction in which Panache Distillery will acquire the Distillery, Lender has agreed not to record the Distillery Mortgage or the Distillery UCC at the present time but reserves the unilateral right to record the same in the event there is an uncured default under either of the Loans or in the event it deems itself insecure in its sole and absolute discretion. Any monies expended for filing fees and revenue stamps shall be added to the existing Loans and secured by the Collateral and Loan Documents as aforesaid.

3. **Sale of Assets and FF&E covered by the UCCs.** In the event that the assets encumbered by the Distillery Mortgage and/or the Distillery UCC are intended to be sold, the Lender must consent to such sale and the net proceeds will be used to pay off the Loans. The parties hereby acknowledge that the Lender is not obligated to consent to any sale unless the proceeds of such sale are sufficient to pay off the Lender in full. Notwithstanding the foregoing, the Borrower or Panache Distillery may, without Lender consent, sell and/or remove FF&E with

a value not to exceed, in the aggregate, $250,000.00 so long as substitute FF&E with similar equipment of equal or greater value replaces such removed FF&E.

4. **Default under First Mortgage.** If there is any default under the first mortgage encumbering the Distillery Real Property in favor of Douglas Joint Venture And V-3 Joint Venture, LLC (the "First Mortgage") or the note secured by the First Mortgage or in the event Borrower or Panache Distillery violates any provisions or covenants contained in the Distillery Mortgage, the Lender may, at its option, immediately or thereafter, declare the Loans in default and may exercise all of the remedies set forth in any of the Loan Documents. The Lender, at their election, and without notice to the Borrower or Panache Distillery, may make any payments the Borrower or Panache Distillery have failed to make under the First Mortgage. The Lender is not obligated to make these payments. The Lender may add the amount of these payments to the principal debt secured by the Distillery Mortgage and the Distillery UCC-1. Any payment by the Lender does not release Borrower or Panache Distillery from their respective obligations or constitutes a waiver of the default under the Loans.

5. **Miscellaneous**.

a. Florida law shall govern the interpretation and the enforceability of this document.

b. If any form of security granted to the Lender is deemed to be of no force and effect, it shall have no effect on other Loan Documents.

c. All other terms and conditions of the afore-described Loan Documents not in conflict herewith are hereby deemed to be reaffirmed and in full force and effect.

d. The parties acknowledge that a facsimile of a signature of a party or an electronically transmitted signature of a party shall be constituted as an original. This document may be signed in one or more counterparts.

SIGNATURE PAGE FIRST AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

IN WITNESS WHEREOF, the undersigned parties have executed this document in one or more counterparts effective as of the date and year first above written.

CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD., a Florida limited partnership

By: ______________________
Name: ______________________
Title: ______________________

JOINED INTO BY:

____
JAMES DALE

____
AGATA PODEDWORNY

____
SJOERD DE JONG

MIS BEVERAGE HOLDINGS, LLC, a New York limited liability company

By: ______________________
Name: Marin Gordon
Title: ______________________

PANACHE BEVERAGE, INC., a Florida corporation

By: ______________________
Name: James Dale
Title: CEO

PANACHE DISTILLERY, LLC, a Florida limited liability company

By: ______________________
Name: James Dale
Title: CEO

SIGNATURE PAGE FIRST AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

IN WITNESS WHEREOF, the undersigned parties have executed this document in one or more counterparts effective as of the date and year first above written.

CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD., a Florida limited partnership

By: ____________________
Name: Charles T. Cassel III
Title: Authorized Person

JOINED INTO BY:

____
JAMES DALE

____
AGATA PODEDWORNY

____
SJOERD DE JONG

MIS BEVERAGE HOLDINGS, LLC, a New York limited liability company

By: ____________________
Name: Marian Cordon
Title: ____________________

PANACHE BEVERAGE, INC., a Florida corporation

By: ____________________
Name: James Dale
Title: CEO

PANACHE DISTILLERY, LLC, a Florida limited liability company

By: ____________________
Name: James Dale
Title: CEO

STATE OF FLORIDA)
) SS:
COUNTY OF BROWARD)

The foregoing instrument was acknowledged before me this 5th day of SEPTEMBER 2013 by CHARLES T. CASSEL III as AUTHORIZED PERSON of **CONSILIUM COROPRATE RECOVERY MASTER FUND, LTD.**, a Florida limited partnership, on behalf of the partnership. He/She is personally known to me or has produced PERSONALLY KNOWN as identification.

MARTA C NOVICK
MY COMMISSION # EE053763
EXPIRES March 25, 2015
(407) 398-0153 FloridaNotaryService.com

NOTARY PUBLIC, State of Florida
Print Name: MARTA NOVICK
Title:
Commission No.: EE053763

My Commission Expires: 3/25/15

STATE OF Florida)
) SS:
COUNTY OF Miami Dade

The foregoing instrument was acknowledged before me this 4 day of September, 2013 by James Dale who is personally known to me or has produced personally known as identification.

NOTARY PUBLIC, State of Florida
Print Name: Ian Grutman
Commission No.: EE 165194

My Commission Expires: 6/8/16

IAN GRUTMAN
Notary Public - State of Florida
My Comm. Expires Jun 8, 2016
Commission # EE 185194
Bonded Through National Notary Assn.

STATE OF Florida)
) SS:
COUNTY OF Miami Dade)

The foregoing instrument was acknowledged before me this 4 day of September, 2013 by Agata Podedworny who is personally known to me or who has produced personally known as identification.

IAN GRUTMAN
Notary Public - State of Florida
My Comm. Expires Jun 8, 2016
Commission # EE 185194
Bonded Through National Notary Assn.

NOTARY PUBLIC, State of Florida
Print Name: Ian Grutman
Commission No.: EE 185194

My Commission Expires:

STATE OF Florida)
) SS:
COUNTY OF Miami Dade)

The foregoing instrument was acknowledged before me this 4 day of September 2013 by Sjoerd De Jong who is personally known to me or who has produced personally known as identification.

IAN GRUTMAN
Notary Public - State of Florida
My Comm. Expires Jun 8, 2016
Commission # EE 185194
Bonded Through National Notary Assn.

NOTARY PUBLIC, State of Florida
Print Name: Ian Grutman
Commission No.: EE 185194

My Commission Expires: 6/8/14

STATE OF Florida)
) SS:
COUNTY OF Miami Dade)

The foregoing instrument was acknowledged before me this 4 day of September 2013 by MARIA GORDON, as Partner of **MIS BEVERAGE HOLDINGS, LLC**, a Florida limited partnership, on behalf of the partnership. He/She is personally known to me or has produced personally known as identification.

IAN GRUTMAN
Notary Public - State of Florida
My Comm. Expires Jun 8, 2016
Commission # EE 185194
Bonded Through National Notary Assn.

NOTARY PUBLIC, State of Florida
Print Name: IAN GRUTMAN
Title:
Commission No.: EE 185194

My Commission Expires: 6/8/14

STATE OF Florida)
) SS:
COUNTY OF MIAMI DADE)

The foregoing instrument was acknowledged before me this 4 day of September, 2013 by Michael Romer, as Managing Member of PANACHE BEVERAGE, INC., a Florida corporation, on behalf of the corporation. He/She is personally known to me or has produced personally known as identification.

IAN GRUTMAN
Notary Public - State of Florida
My Comm. Expires Jun 8, 2016
Commission # EE 185194
Bonded Through National Notary Assn.

NOTARY PUBLIC, State of Florida
Print Name: IAN GRUTMAN
Title: NOTARY
Commission No.: EE 185194

My Commission Expires: 6/8/14

STATE OF Florida)
) SS:
COUNTY OF MIAMI DADE)

The foregoing instrument was acknowledged before me this 4 day of September, 2013 by Michael Romer, as Managing Member of PANACHE DISTILLERY, LLC, a Florida limited liability company, on behalf of the company. He/She is personally known to me or has produced personally known as identification.

NOTARY PUBLIC, State of Florida
Print Name: IAN GRUTMAN
Title: Notary
Commission No.: EE 185194

My Commission Expires: 6/8/14

IAN GRUTMAN
Notary Public - State of Florida
My Comm. Expires Jun 8, 2016
Commission # EE 185194
Bonded Through National Notary Assn.